Exhibit 99.1

Annual 2014 Analyst Presentation 02/20/15 The Empire District Electric Company Asbury photo courtesy of Randy Richardson, AQCS Project Manager SERVICES YOU COUNT ON

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 This presentation discusses various matters that are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements address or may address future plans, objectives, expectations and events or conditions concerning various matters such as capital expenditures, earnings, pension and other costs, competition, litigation, our construction program, our generation plans, our financing plans, potential acquisitions, rate and other regulatory matters, liquidity and capital resources and accounting matters. Forward-looking statements may contain words like “anticipate,” “believe,” “expect,” “project,” “objective” or similar expressions to identify them as forward-looking statements. Factors that could cause actual results to differ materially from those currently anticipated in such statements include: weather, business and economic conditions and other factors which may impact sales volumes and customer growth; the costs and other impacts resulting from natural disasters, such as tornados and ice storms; the amount, terms and timing of rate relief we seek and related matters; the results of prudency and similar reviews by regulators of costs we incur, including capital expenditures and fuel and purchased power costs, including any regulatory disallowances that could result from prudency reviews; unauthorized physical or virtual access to our facilities and systems and acts of terrorism, including, but not limited to, cyber-terrorism; legislation and regulation, including environmental regulation (such as NOx, SO2, mercury, ash and CO2) and health care regulation; the periodic revision of our construction and capital expenditure plans and cost and timing estimates costs and activities associated with markets and transmission, including the Southwest Power Pool (SPP) regional transmission organization (RTO) transmission development, and SPP Day-Ahead Market; the impact of energy efficiency and alternative energy sources; electric utility restructuring, including deregulation; spending rates, terminal value calculations and other factors integral to the calculations utilized to test the impairment of goodwill, in addition to market and economic conditions which could adversely affect the analysis and ultimately negatively impact earnings; volatility in the credit, equity and other financial markets and the resulting impact on our short term debt costs and our ability to issue debt or equity securities, or otherwise secure funds to meet our capital expenditure, dividend and liquidity needs; the effect of changes in our credit ratings on the availability and cost of funds; the performance of our pension assets and other post employment benefit plan assets and the resulting impact on our related funding commitments; our exposure to the credit risk of our hedging counterparties; the cost and availability of purchased power and fuel, including costs and activities associated with the SPP Day-Ahead Market, and the results of our activities (such as hedging) to reduce the volatility of such costs; interruptions or changes in our coal delivery, gas transportation or storage agreements or arrangements; operation of our electric generation facilities and electric and gas transmission and distribution systems, including the performance of our joint owners; our potential inability to attract and retain an appropriately qualified workforce; changes in accounting requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; performance of acquired businesses; and other circumstances affecting anticipated rates, revenues and costs. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time and it is not possible for management to predict all factors or to assess the impact of each factor on us. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. We caution you that any forward-looking statements are not guarantees of future performance and involve known and unknown risk, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the facts, results, performance or achievements we have anticipated in such forward-looking statements. Forward Looking Statements

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Brad Beecher, President and CEO Laurie Delano, Vice President – Finance and CFO Dale Harrington, Director of Investor Relations and Assistant Secretary (Secretary-Elect effective May 1, 2015) Executive Management and Investor Relations Team

Experienced Management Team Board of Directors Brad Beecher President & CEO Laurie Delano VP - Finance & CFO Kelly Walters VP & COO - Electric Ron Gatz VP & COO - Gas Brent Baker VP – Customer Service, Transmission & Engineering Blake Mertens VP – Energy Supply & Delivery Operations Executive Management Officers average 20+ years utility experience with Empire Independent Board of Directors Non-executive chairman All directors other than CEO are independent Robert Sager Controller, Asst. Sec. & Asst. Treasurer Dale Harrington Director – Investor Relations & Asst. Sec. Mark Timpe Treasurer Jan Watson Secretary (retiring April 30, 2015)

NYSE ticker: EDE 100% regulated utility Operations in four states: MO, KS, OK, AR plus FERC 218,000 customers Annual growth profile near 1% 10,000 square mile service territory Stock price on 02/20/2015: $25.48 Market capitalization: $1.1 Billion on 02/20/2014 52 week range: $23.23 – $31.49 Shares outstanding: 43.4 million Annual average volume: 203,000 shares Who We Are

Core business with rate base infrastructure investment Commitment to renewable energy and reducing emissions Favorable energy supply portfolio: reliable, diverse, low cost, regulated generating assets Constructive regulatory relationships Experienced management team High quality, pure-play, regulated electric and gas utility Strategy Low-risk growth plan Improved earnings growth profile Regulatory lag managed through ratemaking process and cost-conscious management Investment grade credit ratings Attractive annualized dividend yield of 4.1% on February 20, 2015 Opportunity for earnings and dividend growth Dividend increased 2% in Q4 2014 Strong financial metrics Competitive total return prospects

Most Recent Quarter 890,000 Sq. Foot Mercy Hospital nearing completion – OPENING to patients March 2015 – Asbury Power Plant Environmental Retrofit Project (completed in December 2014)

Fourth Quarter and Twelve Month Ended Highlights

Quarter ended December 31, 2014: Consolidated EPS After Tax Increase (Decrease) Fourth Quarter and Twelve Month Ended Highlights

Twelve Months ended December 31, 2014: Consolidated EPS After Tax Increase (Decrease) Fourth Quarter and Twelve Month Ended Highlights

 2014 Earnings Drivers to Original Guidance Favorable Sales: $0.04 per share Favorable weather Higher commercial sales offset lower industrial sales Lower Costs: $0.06 per share Operating and maintenance Depreciation Other: $0.01 Earnings Per Share 2014 Earnings Guidance Results $1.38 $1.60 $1.50 $1.45 $1.30 2015 Earnings Drivers Weather-normalized sales growth under 1% Missouri customer rates effective as filed Arkansas & Kansas customer rates effective as filed Increased expenses Operating and maintenance Depreciation Property tax Interest expense AFUDC lower

Pure-Play Regulated Electric and Gas Utility Heartland Pet Food Manufacturing (Blue Buffalo) – OPERATIONAL – full capacity expected soon Empire Service Center

Notes: Includes additional auxiliary megawatts needed for AQCS and turbine retrofit Reflects retirement of Riverton Unit 7 on June 30, 2014 Does not include 40% owned by Westar Elk River contracted through December 2025 Plum Point contracted through December 2036 (option to convert to ownership in 2015) Cloud County contracted through December 2028 Favorable Energy Supply Portfolio Kansas 9 7 Oklahoma Arkansas Missouri 3 6 1 2 4 5 1 2 3 4 5 6 7 9 8 8 Coal Natural Gas Hydro Wind 4 8

Environmentally compliant coal-fired generation Elk River and Meridian Way wind farms allow EDE to meet MO and KS renewable energy standards Environmentally compliant coal-fired generation Air Quality Control System1 In-service testing completed December 2014 February 1, 2015 requirement met Total cost: $112 million without AFUDC; $121 million with AFUDC Construction of new ash landfill expected in 2016 Environmental Compliance Iatan 1, Iatan 2 and Plum Point Asbury Riverton Units 7 and 8 transitioned to natural gas; Unit 7 retired June 30, 2014 Riverton Unit 12 conversion to Combined Cycle operation expected completion in mid 2016 with Units 8 & 9 to be retired1 Estimated cost: $165 - $175 million ($88.5 million spent as of 12/31/2014) Expect rate filings in all state jurisdictions to begin in 2016 Riverton Wind Farms 1 Upon Completion of Asbury and Riverton projects, EDE generating fleet aggregate emissions will be in compliance with all current air emissions limits, including the Cross State Air Pollution Rule (which was recently reinstated by the US Supreme Court)

Favorable Energy Supply Portfolio 1 Measure of customer usage, excluding losses

Constructive Regulatory Relationships Constructive relationships with state commissions in Missouri, Kansas, Oklahoma and Arkansas Rate cases managed to reduce regulatory lag Fuel recovery mechanisms in place in all four states Trackers for pension, retiree health care, vegetation management, Iatan 2, Iatan common and Plum Point O&M costs in Missouri Missouri Commission Robert S. Kenney (D) – Chairman Daniel Y. Hall (D) 2014 On-System Electric Revenues by Jurisdiction William P. Kenney (R) Stephen M. Stoll (D) Scott T. Rupp (R)

Missouri Rate Case Highlights1 $24.3M (5.5%) increase, filed August 29, 2014 Operation of Law Date – July 26, 2015 Primary factors driving rate increase request include: Asbury environmental retrofit $19.8M Property tax increases 2.9M Regional Transmission Organization charges 1.0M Riverton 12 maintenance contract 3.9M Other offsetting changes (3.3M) Other rate case features include: 10.15% return on equity Capital structure of 48.55% debt / 51.45% equity $1.165B year-end rate base (April 30, 2014 test year adjusted for changes through 12/31/2014) 7.94% return on year-end rate base Continuation of fuel recovery mechanism with transmission cost recovery added Notable factors: Asbury AQCS depreciation is 20 year life No extension of Federal accelerated depreciation (bonus) assumed 1 Environmental Cost Recovery Riders filed in Kansas and Arkansas to capture the costs associated with the Asbury environmental retrofit project

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Low-Risk Growth Plan Riverton Combined Cycle Progress on the Heat Recovery Steam Generator (HRSG) Riverton Combined Cycle Progress on the Steam Turbine Generator (STG) building and the cooling tower

Building Core Business with Rate Base Infrastructure Capital Expenditures (actuals include AFUDC, projections exclude AFUDC) Rate Base CAGR 2014-2019 4%

Electric Customer Growth Beyond 2014: Customer and sales growth expected to be less than 1% annually over the next several years. Customer Growth 4

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Strong Financial Metrics Plum Point Energy Station Elk River Wind Farm

1 Dividend suspended for Q3 and Q4 in 2011 following tornado on May 22, 2011 Improved Earnings Growth Profile 2015 earnings guidance - $1.30 to $1.45 per share Dividend increased 2% in Q4 2014; implied annual rate of $1.04 Target long-term payout commensurate with utility peers

Return on Equity Quarterly 2008 to 2014

(1)Operating Revenues include revenues for fuel recovery and, effective March 1, 2014, SPP Integrated Market activity (2)Operating revenues less fuel and purchased power and cost of natural gas sold and transported ($ in millions, except EPS and Book Value) 2014 2013 2012 2011 2010 Operating Revenues(1) $652.3 $594.3 $557.1 $576.9 $541.3 Gross Margin (2) $410.2 $393.1 $359.6 $353.9 $315.4 Operating Income $100.0 $99.7 $96.2 $96.9 $80.5 Net Income $67.1 $63.4 $55.7 $55.0 $47.4 Earnings Per Share $1.55 $1.48 $1.32 $1.31 $1.17 Return on Average Common Equity 8.6% 8.7% 7.9% 8.2% 7.5% EBITDA $212.6 $206.4 $190.8 $194.5 $169.6 Cash from Operations $151.2 $157.5 $159.1 $134.6 $135.9 Capital Structure Debt – Short Term $44.3 $4.3 $24.7 $12.9 $24.8 Debt – Long Term $803.2 $743.4 $691.6 $692.3 $693.1 Equity – Retained Earnings $90.3 $67.6 $47.1 $33.7 $5.5 Equity – Other $693.0 $682.5 $670.7 $660.3 $652.1 Total Equity $783.3 $750.1 $717.8 $694.0 $657.6 Book Value $18.02 $17.43 $16.90 $16.53 $15.82 Historical Financial Performance

Strong Investment Grade Ratings Target 50/50 capital structure Target strong investment grade ratings September 2014 Fitch affirmed credit ratings January 2014 Moody’s upgrade based on “the company’s constructive regulatory relationships and recently improved cost recovery through general rate case proceedings” (part of an industry wide upgrade in the US utility sector) March 2013 S&P upgrade based on Missouri rate settlement and EDE’s “effective management of regulatory risk”

Financing Outlook and Debt Maturities Lower-cost, flexible capital structure $60M 4.27% First Mortgage Bonds private placement debt financing, settled December 1, 2014 Potential additional debt financing in 2015 of $60M for 10 years No near-term maturities and well-spaced debt maturities Annual DRIP $7M $200M five-year revolving credit facility maturing October 19, 2019; $75M accordion, two one-year extensions (subject to bank approval)

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Competitive Total Return Profile

Key Earnings Drivers Attractive Dividend CompetitiveTotal Return Net plant growth – 4% CAGR 2014 through 2019 Attractive return on equity through constructive regulation Manageable financing requirements Increased dividend 2% in Q4 2014 Attractive yield of 4.1% relative to peers as of 02/20/2015 Payout ratio commensurate with industry peer group Competitive Total Return Equation

Total Return Performance 75 100 125 150 175 200 225 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Index Value Total Return Performance Empire District Electric Company S&P Electric Utilities Index S&P 500

Pure-play regulated utility Low risk growth plan Strong financial metrics Attractive dividend yield and total return prospects Compelling Investment Platform

Regulated Electric and Gas Utility Data Revenue Mix and Net Plant Generation Mix Residential Rates State Commission Profiles Management Biographies Contact Information Supplemental Materials State Line Power Plant

Revenue Source (LTM 12/31/14) Electric Revenues by Customer (LTM 12/31/14) Gas Revenues by Customer (LTM 12/31/14) Regulated Electric and Gas Utility

Diverse Generation/Balanced Mix of Resources Regulated Electric and Gas Utility (cont.) 1,326 Net MW Owned Capacity 86 MW Purchased Power Capacity Total: 5,085 GWh

Average Residential Rates 1 Source: EEI; 2Rolling TME average ending September 2014 (preliminary) 1 Residential Rates 12.12 2

1 Regulatory Research Associates State Commission Profiles

 Bradley P. Beecher, President and Chief Executive Officer, became President and CEO on June 1, 2011. He joined The Empire District Electric Company in 1988 as a Staff Engineer at the Riverton Power Plant. He was elected Vice President – Energy Supply in 2001 and Vice President and COO – Electric in 2006. He was elected Executive Vice President in February 2010. Mr. Beecher graduated from Kansas State University with a Bachelor of Science degree in Chemical Engineering. He is a registered professional engineer in the State of Kansas. Mr. Beecher serves on the boards of the Joplin Chamber of Commerce, the Boys and Girls Club of Southwest Missouri, the Kiwanis Club of Joplin and Joplin Regional Partnership. He is a graduate of Leadership Missouri. Laurie A. Delano, Vice President - Finance and Chief Financial Officer, was elected to her current position in July 2011. She first joined the Company in 1979 and served as Director of Internal Auditing from 1983 to 1991. After an eleven-year separation from Empire District, Ms. Delano re-joined the Company in 2002 as Director of Financial Services and Assistant Controller. She was named to the position of Controller, Assistant Secretary, and Assistant Treasurer in July 2005. During the separation in employment, she was an accounting lecturer at Pittsburg State University and held accounting management positions with TAMKO Building Products, Inc. and Lozier Corporation. A native of southwest Missouri, Ms. Delano received an Associate of Arts from Crowder College and a Bachelor of Science in Business Administration from Missouri Southern State University. She also holds a Master of Business Administration from Missouri State University. Ms. Delano is a Certified Public Accountant and Certified Management Accountant. She is a member of the American Institute of Certified Public Accountants and the Institute of Management Accountants. Ms. Delano serves on the board of the Joplin Redevelopment Corporation (JRC) and the Missouri Southern State University School of Business Advisory Council. She has also been active with United Way organizations and agencies, and is a past President of the board of directors of the United Way of Southwest Missouri and the Lafayette House. She currently serves on the Endowment Committee for the Lafayette House. She is a member of the Joplin Daybreak Rotary. Biographies

 Dale W. Harrington, Director of Investor Relations and Assistant Secretary, was named to his current Investor Relations position in August 2014 and elected Assistant Secretary in October 2014. On February 5, 2015, he was elected Secretary, effective May 1, 2015. He joined The Empire District Electric Company in 1989 as an internal auditor. Mr. Harrington has held positions in financial and regulatory accounting and human resources. He was named to the position of Director of Financial Services in July 2011. A native of southwest Missouri, Mr. Harrington graduated from Missouri Southern State University with a Bachelor of Science in Business Administration with a major in Accounting. Mr. Harrington is a past President of the board of directors of the Lafayette House, and continues to actively serve on the Lafayette House board. He also serves on the board of College Heights Christian School. Biographies

 The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 www.empiredistrict.com Dale Harrington Office: 417-625-4222 Mobile: 417-825-8281 dharrington@empiredistrict.com Laurie Delano Office: 417-625-5127 Mobile: 417-291-4397 ldelano@empiredistrict.com Contact Us

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